EXHIBIT 99.3

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This information is being delivered to a specific number of prospective
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completeness of the information, or with respect to the terms of any future
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would be made pursuant to a definitive Prospectus or Private Placement
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material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities
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solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Changes to the assumptions may have a material impact on any returns detailed.
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Information contained in this material is current as of the date appearing on
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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

                                         MSAC 2004-NC4                       Data
---------------------------------------------------------------------------------------
Collateral Characteristics     Pool Balance                   $         760,081,202.71
                               # of Loans                     #                   4363
                               Avg Prin Balance               $             174,210.68
                               WAC                            %                  7.011
                               WA Net Rate                    %                  6.491
                               WAM                            #                349.417
                               Seasoning                      #                  3.115
                               Second Liens                   %                  0.000
                               WA CLTV                        %                 80.484
                               WA FICO                        #                    613
                               Prepay Penalties               %                 80.361
Arm Characteristics            WAC (Arms only)                %                  7.067
                               WAM (Arms only)                #                355.723
                               WA Margin                      %                  5.540
                               WA Initial Cap                 %                  1.527
                               WA Periodic Cap                %                  1.527
                               WA Cap                         %                  7.003
                               WA Months to Roll              #                     21
Loan Type                      Fixed                          %                 29.725
                               Balloons                       %                  0.000
                               2/28 Arms                      %                 65.410
                               3/27 Arms                      %                  3.508
                               Other Hybrid Arms              %                  1.357
Index                          1-Month LIBOR                  %                  1.357
                               6-Month LIBOR                  %                 68.918
                               Other Index                    %                 29.725
Loan Purpose                   Purchase                       %                 26.879
                               Cash-Out Refi                  %                 66.952
                               Rate-Term Refi                 %                  6.169
                               Debt Consolidation             %                  0.000
Occupancy Status               Owner                          %                 93.426
                               Second Home                    %                  0.799
                               Investor                       %                  5.775
Property Type                  Single Family                  %                 74.828
                               2-4 Family                     %                  9.048
                               PUD                            %                 10.751
                               MH                             %                  0.000
                               Condo                          %                  5.374
Doc Type                       Full Doc                       %                 55.028
                               Stated Doc                     %                 39.270
                               Limited Doc                    %                  5.702
                               No Doc                         %                  0.000
MI Data                        MI Flag                       Y/N   N
                               % of Pool Covered              %    N/A
                               Effective LTV                  %    N/A
FICO Distribution              FICO <460                      %                  0.000
                               FICO 460-479                   %                  0.000
                               FICO 480-499                   %                  0.000
                               FICO 500-519                   %                  5.112
                               FICO 520-539                   %                  7.478
                               FICO 540-559                   %                  9.012
                               FICO 560-579                   %                  8.253
                               FICO 580-599                   %                 11.689
                               FICO 600-619                   %                 13.036
                               FICO 620-639                   %                 13.524
                               FICO 640-659                   %                 11.396
                               FICO 660-679                   %                  7.744
                               FICO 680-699                   %                  4.927
                               FICO 700-719                   %                  2.828
                               FICO 720-739                   %                  2.205
                               FICO 740-759                   %                  1.457
                               FICO >760                      %                  1.339


LTV Distribution               LTV <20                        %                  0.000
                               LTV 20.01-30                   %                  0.225
                               LTV 30.01-40                   %                  0.608
                               LTV 40.01-50                   %                  1.362
                               LTV 50.01-60                   %                  2.836
                               LTV 60.01-70                   %                  9.886
                               LTV 70.01-80                   %                 43.187
                               LTV 80.01-90                   %                 31.098
                               LTV 90.01-100                  %                 10.798
                               LTV >100                       %                  0.000


                                                                                 Data                Data
----------------------------------------------------------------------------------------------------------
Loan Balance Distribution      $ 0-25,000                   # & %                    0               0.000
                               $ 25,001-50,000              # & %                  129               0.743
                               $ 50,001-75,000              # & %                  424               3.554
                               $ 75,001-100,000             # & %                  568               6.625
                               $ 100,001-150,000            # & %                1,082              17.680
                               $ 150,001-200,000            # & %                  781              17.929
                               $ 200,001-250,000            # & %                  500              14.732
                               $ 250,001-300,000            # & %                  361              13.020
                               $ 300,001-350,000            # & %                  215               9.145
                               $ 350,001-400,000            # & %                  164               8.080
                               $ 400,001-450,000            # & %                   63               3.511
                               $ 450,001-500,000            # & %                   59               3.740
                               $ 500,001-550,000            # & %                   11               0.766
                               $ 550,001-600,000            # & %                    4               0.295
                               $ 600,001-650,000            # & %                    1               0.086
                               $ 650,001-700,000            # & %                    0               0.000
                               $ 700,001-750,000            # & %                    1               0.095
                               $ 750,001-800,000            # & %                    0               0.000
                               $ 800,001-850,000            # & %                    0               0.000
                               $ 850,001-900,000            # & %                    0               0.000
                               $ 900,001-950,000            # & %                    0               0.000
                               $ 950,001-1,000,000          # & %                    0               0.000
                               > $ 1,000,001                # & %                    0               0.000


Geographic Distribution        AK                             %                  0.000
                               AL                             %                  0.374
                               AR                             %                  0.084
                               AZ                             %                  1.511
                               CA                             %                 40.314
                               CO                             %                  1.693
                               CT                             %                  1.614
                               DC                             %                  0.386
                               DE                             %                  0.092
                               FL                             %                  6.469
                               GA                             %                  1.329
                               HI                             %                  1.394
                               IA                             %                  0.218
                               ID                             %                  0.464
                               IL                             %                  3.514
                               IN                             %                  0.934
                               KS                             %                  0.158
                               KY                             %                  0.272
                               LA                             %                  0.567
                               MA                             %                  3.538
                               MD                             %                  2.068
                               ME                             %                  0.267
                               MI                             %                  2.193
                               MN                             %                  1.367
                               MO                             %                  0.907
                               MS                             %                  0.149
                               MT                             %                  0.331
                               NC                             %                  0.605
                               ND                             %                  0.031
                               NE                             %                  0.256
                               NH                             %                  0.478
                               NJ                             %                  1.502
                               NM                             %                  0.684
                               NV                             %                  1.665
                               NY                             %                  6.776
                               OH                             %                  1.348
                               OK                             %                  0.212
                               OR                             %                  1.402
                               PA                             %                  0.839
                               RI                             %                  0.517
                               SC                             %                  0.357
                               SD                             %                  0.012
                               TN                             %                  0.547
                               TX                             %                  4.795
                               UT                             %                  0.480
                               VA                             %                  1.866
                               VT                             %                  0.018
                               WA                             %                  3.065
                               WI                             %                  0.299
                               WV                             %                  0.010
                               WY                             %                  0.027

     Balance           # of loans       WAC          WA FICO       WA LTV         Owner Occ %      Cashout Refi%     Full Doc%
-----------------------------------------------------------------------------------------------------------------------------------
$600,000-650,000            1          5.125           695         67.380           100.000             0.000          0.000
$650,001-700,000            0          0.000             0          0.000             0.000             0.000          0.000
$700,001-750,000            1          5.120           691         80.000           100.000           100.000        100.000
$751,001-800,000            0          0.000             0          0.000             0.000             0.000          0.000
$800,001-850,000            0          0.000             0          0.000             0.000             0.000          0.000
$850,001-900,000            0          0.000             0          0.000             0.000             0.000          0.000
$900,001-950,000            0          0.000             0          0.000             0.000             0.000          0.000
$950,001-1,000,000          0          0.000             0          0.000             0.000             0.000          0.000
>$1,000,000                 0          0.000             0          0.000             0.000             0.000          0.000
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------
Please populate appropriate loan characteristics for each loan bucket.
-------------------------------------------------------------------------

Percentage by range                                                   Loans without MI
                                                                            FICOs

                                                                                                                  greater than
                                             <450     451-500    501-550   551-600   601-650    651-700   701-750      750
                                          ------------------------------------------------------------------------------------
                                   <20      0.000      0.000      0.000     0.000     0.000      0.000     0.000     0.000
                                          ------------------------------------------------------------------------------------
                                  20-30     0.000      0.000      0.071     0.033     0.060      0.018     0.011     0.031
                                          ------------------------------------------------------------------------------------
                                  30-40     0.000      0.000      0.032     0.136     0.264      0.128     0.048     0.000
                                          ------------------------------------------------------------------------------------
                                  40-50     0.000      0.007      0.368     0.413     0.340      0.150     0.084     0.000
                                          ------------------------------------------------------------------------------------
                  LTVs            50-60     0.000      0.072      0.736     0.508     0.730      0.440     0.291     0.060
                                          ------------------------------------------------------------------------------------
                                  60-70     0.000      0.058      2.869     2.659     2.416      1.363     0.407     0.115
                                          ------------------------------------------------------------------------------------
                                  70-80     0.000      0.241      8.733     9.606     14.423     7.262     1.833     1.089
                                          ------------------------------------------------------------------------------------
                                  80-90     0.000      0.000      3.965    10.557     9.797      4.512     1.737     0.530
                                          ------------------------------------------------------------------------------------
                                  90-100    0.000      0.000      0.000     0.982     4.785      3.540     1.177     0.314
                                          ------------------------------------------------------------------------------------
                                    >100    0.000      0.000      0.000     0.000     0.000      0.000     0.000     0.000
                                          ------------------------------------------------------------------------------------


                                                                        Loans with MI
                                                                            FICOs

                                                                                                                  greater than
                                            <450     451-500    501-550   551-600   601-650    651-700   701-750       750
                                          ------------------------------------------------------------------------------------
                                   <20
                                          ------------------------------------------------------------------------------------
                                  20-30
                                          ------------------------------------------------------------------------------------
                                  30-40
                                          ------------------------------------------------------------------------------------
                                  40-50
                                          ------------------------------------------------------------------------------------
                  LTVs            50-60
                                          ------------------------------------------------------------------------------------
                                  60-70
                                          ------------------------------------------------------------------------------------
                                  70-80
                                          ------------------------------------------------------------------------------------
                                  80-90
                                          ------------------------------------------------------------------------------------
                                  90-100
                                          ------------------------------------------------------------------------------------
                                   >100
                                          ------------------------------------------------------------------------------------


Loan Count                                                            Loans without MI
                                                                            FICOs

                                                                                                                  greater than
                                             <450     451-500    501-550   551-600   601-650    651-700   701-750      750
                                          ------------------------------------------------------------------------------------
                                   <20        0          0          0         0          0          0          0         0
                                          ------------------------------------------------------------------------------------
                                  20-30       0          0          5         3          6          1          1         2
                                          ------------------------------------------------------------------------------------
                                  30-40       0          0          3        12         10          5          3         0
                                          ------------------------------------------------------------------------------------
                                  40-50       0          1         22        24         20         10          5         0
                                          ------------------------------------------------------------------------------------
                  LTVs            50-60       0          2         47        28         42         23         11         4
                                          ------------------------------------------------------------------------------------
                                  60-70       0          4        139       135        102         54         18         4
                                          ------------------------------------------------------------------------------------
                                  70-80       0         13        457       459        597        282         66        35
                                          ------------------------------------------------------------------------------------
                                  80-90       0          0        179       461        392        179         58        18
                                          ------------------------------------------------------------------------------------
                                  90-100      0          0          0        44        196        129         44         8
                                          ------------------------------------------------------------------------------------
                                   >100       0          0          0         0          0          0          0         0
                                          ------------------------------------------------------------------------------------
                                    #         0         20        852      1166       1365        683        206        71


                                                                        Loans with MI
                                                                            FICOs

                                                                                                                  greater than
                                             <450     451-500    501-550   551-600   601-650    651-700   701-750     750
                                          ------------------------------------------------------------------------------------
                                   <20
                                          ------------------------------------------------------------------------------------
                                  20-30
                                          ------------------------------------------------------------------------------------
                                  30-40
                                          ------------------------------------------------------------------------------------
                                  40-50
                                          ------------------------------------------------------------------------------------
                  LTVs            50-60
                                          ------------------------------------------------------------------------------------
                                  60-70
                                          ------------------------------------------------------------------------------------
                                  70-80
                                          ------------------------------------------------------------------------------------
                                  80-90
                                          ------------------------------------------------------------------------------------
                                  90-100
                                          ------------------------------------------------------------------------------------
                                   >100
                                          ------------------------------------------------------------------------------------


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Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

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